EXHIBIT 23


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in Registration Statement Nos. 33-11323 and 333-19891 of The Bombay Company, Inc. on Form S-8 of our report dated May 26, 2005, appearing in this Annual Report on Form 11-K of The Bombay Company, Inc. 401(k) Savings and Stock Ownership Plan for the years ended December 31, 2004 and 2003.





/s/ WHITLEY PENN
May 26, 2005

































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